CNA CAPITAL SELECT(R) VARIABLE LIFE POLICY

                       VALLEY FORGE LIFE INSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT


                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2000

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Beginning on February 18, 2003, PHL Variable Insurance Company will provide all services required for complete support and administration of your contract. This transfer of administrative responsibility is in accordance with the Administrative Services Agreement between PHL Variable Insurance Company and Valley Forge Life Insurance Company (VFL) entered into on July 23, 2002.

Please note that as of February 18, 2003, all references to Valley Forge Life Insurance Company or CNA as provider of contract services contained in your prospectus are no longer valid and are replaced with PHL Variable Insurance Company as the provider of the same contract services.

Beginning on February 18, 2003, you must contact PHL Variable Insurance Company at the Phoenix CNA Variable Unit for all matters concerning your contract. The Phoenix CNA Variable Unit will be open on any day the New York Stock Exchange is open for trading. Please direct any correspondence or inquiries about your contract to the following:

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By telephone:     800.827.2621

By facsimile:     860.513.6285

By mail:          To submit a payment:               For all other correspondence and notices:
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                  Phoenix CNA Variable Unit          Phoenix CNA Variable Unit
                  PO Box 627                         PO Box 87
                  Hartford, CT 06142-0627            Hartford, CT 06142-0087
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Beginning on March 17, 2003, the following replaces the "Automatic Subaccount
Value Rebalancing" section of your prospectus:

AUTOMATIC TRANSFER OPTION (ASSET REBALANCING PROGRAM)
At any time prior to the Maturity Date, an Owner may elect the Automatic Transfer Option by Written Notice. Under the Automatic Transfer Option, VFL will automatically transfer Variable Policy Value between and among Subaccounts in order to reflect the most recent percentage allocation that the Owner has provided to VFL for allocation of Premium Payments among the Subaccounts. The Owner may elect to have these automatic transfers made on a quarterly, semi-annual or annual basis. Once elected, all transfers made under the Automatic Transfer Option will be processed on the first Valuation Day of the month of the period that applies.

If the Automatic Transfer Option is elected at the same time as the dollar-cost averaging facility or when the dollar-cost averaging facility is being utilized, transfers under the Automatic Transfer Option will be postponed until the first Valuation Day of the month of the period that applies following the termination of dollar-cost averaging facility.

There is no charge for the Automatic Transfer Option. Transfers made under the Automatic Transfer Option do not count as one of the 12 transfers available without a transfer processing fee during any Contract Year.

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The Automatic Transfer Option does not ensure a profit nor guarantee against a loss in a declining market. Owners may stop automatic transfers under the Automatic Transfer Option at any time by Written Notice.

VFL reserves the right to discontinue offering the Automatic Transfer Option at any time for any reason or to change its features.

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You can view or download information about your contract from our website at:

                       http://www.phoenix-cnavariable.com


PHL Variable Insurance Company is acting in an administrative capacity only, and is in no way responsible for the liabilities and obligations of your contract. Valley Forge Life Insurance Company remains responsible to you for all the terms of your contract.






Dated: January 31, 2003        Please keep this supplement for future reference.




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